Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, each dated April 28, 2023, and each included in this Post-Effective Amendment No. 102 to the Registration Statement (Form N-1A, File No. 002-38679) of Impax Funds Series Trust I (the “Registration Statement”).

We also consent to the incorporation by reference of our report dated February 22, 2023, with respect to the financial statements and financial highlights of Impax Funds Series Trust I (comprising Impax Sustainable Allocation Fund, Impax US Sustainable Economy Fund, Impax Small Cap Fund, Impax High Yield Bond Fund, Impax Global Environmental Markets Fund, Impax International Sustainable Economy Fund, Impax Core Bond Fund, Impax Large Cap Fund, Impax Global Opportunities Fund, and Impax Global Sustainable Infrastructure Fund) included in the Annual Report to Shareholders (Form N-CSR) for the year ended December 31, 2022, into this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 28, 2023

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, each dated April 28, 2023, and each included in this Post-Effective Amendment No. 20 to the Registration Statement (Form N-1A, No. 333-194601) of Impax Funds Series Trust III (the “Registration Statement”).

We also consent to the incorporation by reference of our report dated February 22, 2023, with respect to the financial statements and financial highlights of Impax Funds Series Trust III (comprising Impax Ellevate Global Women’s Leadership Fund) included in the Annual Report to Shareholders (Form N-CSR) for the year ended December 31, 2022, into this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 28, 2023